UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2013

Date of reporting period: July 31, 2013

Item 1.	Reports to Stockholders.

THE ADVISORS' INNER CIRCLE FUND II

GRT CAPITAL PARTNERS, L.L.C.

GRT VALUE FUND

Annual Report

July 31, 2013

Investment Adviser:

GRT Capital Partners, L.L.C.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-GRT-4GRT; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

SHAREHOLDERS’ LETTER

July 31, 2013

Dear Shareholders:

This annual report for the GRT Value Fund (the “Fund”) covers the period from August 1, 2012 through July 31, 2013. During the past year, the Fund’s value rose 27.39% compared to an increase of 34.76% for the Russell 2000 Index.

Underperformance this period can be explained by two factors, each of which we believe will not result in any permanent impairment of capital. First, an overweight in basic materials — especially gold stocks — during the period created a headwind for the Fund. Secondly, our focus on value investments has not been rewarded in this challenging environment.

Since the beginning of 2013, growth has strongly outperformed value. To place a number on it, consider this: for the first six months of the year, the average stock in the most expensive quintile of U.S. equities (ranked by price to book1 value) has risen 17%. The average price to book of these equities is 30x book value (that is NOT a typo). Conversely, the average return on the least expensive equities (those with an average price to book of 0.5x) is -5%. We have suffered through a 22% spread between growth and value in just 6 months.

This “risk on” trading environment is just that — a trading environment. Our strategy is based on investing. We seek attractive equities which have fallen below fair value. We then purchase them and hold them until their value is realized in the market. We rarely trade those names on a daily basis, as their underlying fundamentals rarely change on a daily basis. We do not chase returns; otherwise we end up purchasing equities at 30x book value as has been done en-masse this year. Ours is a strategy that requires patience, especially in this kind of environment.

Investors should take note that during the year, longer-term US Treasury bond yields have risen appreciably and rather unexpectedly. This may signal a change in the market’s direction.

GRT Value Fund

Rudy Kluiber, CFA

Greg Fraser, CFA

Tim Krochuk, CFA

1 A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when sold or redeemed, may be worth less than the original cost. Current performance may be higher or lower than the performance quoted. Performance data current to the most recent month end can be obtained by calling 1-877-GRT-4GRT.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objective. Diversification may not protect against loss.

This represents the manager’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of the Comparative Index

The Russell 2000 Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

Growth of a $10,000 Investment

	ANNUALIZED TOTAL RETURN FOR THE PERIOD ENDED JULY 31, 2013
	One Year Return	Three Year Return	Five Year Return	Annualized Inception Date*
GRT Value Fund, Advisor Class	27.39%	15.26%	9.19%	7.96%
Russell 2000 Index	34.76%	18.72%	9.45%	8.61%

*The Fund commenced operations on May 1, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of the comparative index on page 2.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS COMMON STOCK — 93.5%

	Shares	Value

CONSUMER DISCRETIONARY — 4.4%
Bed Bath & Beyond*	2,709	$207,157
BorgWarner	1,805	172,251
Bridgepoint Education*	3,000	48,360
Carter’s	3,545	252,829
Express*	20,301	457,788
Group 1 Automotive	16,390	1,193,028
Mohawk Industries*	810	96,382
Sinclair Broadcast Group, Cl A	26,424	745,421
Sonic Automotive, Cl A	27,240	603,094
Tower International*	17,143	382,461
WCI Communities*	17,960	304,422
Xueda Education Group ADR	40,186	148,688

		4,611,881

CONSUMER STAPLES — 3.1%
Central Garden and Pet, Cl A*	58,441	440,645
Coty, Cl A*	456	7,839
CVS/Caremark	12,670	779,078
Darling International*	19,362	393,049
Herbalife	25,271	1,655,250

		3,275,861

ENERGY — 7.7%
Alpha Natural Resources*	19,805	107,739
Atlas Pipeline Partners (A)	53,530	2,028,787
CARBO Ceramics	14,211	1,248,579
CONSOL Energy	19,591	607,909
Crosstex Energy	17,600	353,584

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

COMMON STOCK — continued

	Shares	Value

ENERGY — continued
Gulfport Energy*	14,029	$746,343
Noble	18,800	718,160
Oil States International*	4,045	393,295
SemGroup, Cl A	12,556	708,660
Tesco*	14,978	198,309
Tidewater	3,598	212,246
USA Compression Partners (A)	26,500	672,570

		7,996,181

FINANCIALS — 9.8%
Ares Commercial Real Estate	9,720	127,721
Berkshire Hathaway, Cl B*	7,920	917,690
Brookfield Property Partners (A)	4,967	103,363
CYS Investments	180,207	1,495,718
Federated Investors, Cl B	64,020	1,858,500
Fidelity National Financial, Cl A	8,018	196,281
First American Financial	16,394	372,636
Hannon Armstrong Sustainable Infrastructure Capital	45,486	539,919
McGraw-Hill	2,510	155,269
MFA Financial	76,010	606,560
New York Community Bancorp	35,000	530,950
Piper Jaffray*	19,313	647,951
Safeguard Scientifics*	74,043	1,106,943
STAG Industrial	6,865	142,311
TD Ameritrade Holding	31,568	853,283
Willis Group Holdings	13,430	574,804

		10,229,899

HEALTH CARE — 9.1%
AMN Healthcare Services*	59,743	883,002
Centene*	6,500	360,555
Charles River Laboratories International*	6,320	287,813
DaVita*	11,681	1,359,785
Hospira*	43,969	1,789,538
Merit Medical Systems*	3,000	39,420
Natus Medical*	95,737	1,224,476
Questcor Pharmaceuticals	12,384	827,499
Rochester Medical*	50,979	753,470
Thermo Fisher Scientific	1,587	144,591
Trinity Biotech ADR	78,180	1,522,946
Xstelos Holdings	14,900	18,625

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Zimmer Holdings	2,822	$235,581

		9,447,301

INDUSTRIALS — 23.6%
Actuant, Cl A	17,350	612,629
Alliant Techsystems	1,761	163,949
Allied Defense Group* (B)	38,762	122,100
American Railcar Industries	9,912	356,138
ARC Document Solutions*	18,718	89,285
ATS Automation Tooling Systems*	21,523	239,551
Avis Budget Group*	19,841	627,769
Blount International	85,888	1,132,004
CIRCOR International	1,760	92,435
Colfax*	20,041	1,063,576
Copart*	49,638	1,613,731
CPI Aerostructures*	171,911	1,927,122
Douglas Dynamics	8,212	118,006
Dycom Industries	11,920	315,642
Esterline Technologies*	21,623	1,760,977
General Cable	19,720	621,574
Harsco	25,034	644,876
Huron Consulting Group*	12,307	626,919
II-VI*	35,822	633,333
Interface, Cl A	40,787	774,545
ITT	13,500	421,740
Joy Global	36,975	1,830,263
KAR Auction Services	64,221	1,633,782
Kennametal	4,509	195,420
KHD Humboldt Wedag International	23,049	140,959
Luxfer Holdings ADR	5,586	96,303
Manitowoc	5,770	118,458
Mine Safety Appliances	7,771	412,873
Mistras Group*	6,210	104,390
PGT*	903	9,030
Rand Logistics*	54,214	272,154
Republic Airways Holdings*	19,716	270,701
Rockwell Collins	4,920	350,157
Spirit Aerosystems Holdings, Cl A*	29,363	744,646
Tennant	8,129	419,456
Titan International	15,859	273,409
Titan Machinery*	51,974	992,184
Twin Disc	52,499	1,311,425

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — continued
WABCO Holdings*	10,960	$866,498
Xylem	22,511	561,199

		24,561,208

INFORMATION TECHNOLOGY — 16.4%
Activision Blizzard	6,743	121,239
Advanced Energy Industries*	66,381	1,437,812
ATMI*	14,220	353,367
Benchmark Electronics*	19,520	431,782
Brooks Automation	85,819	842,743
ChipMOS TECHNOLOGIES Bermuda	35,817	538,329
Cogo Group*	420,067	957,753
Fidelity National Information Services	8,803	379,938
GSI Technology*	26,434	183,716
Integrated Device Technology*	66,771	601,607
Integrated Silicon Solution*	70,340	841,970
Intevac*	4,000	25,480
IPG Photonics	13,944	849,190
Magnachip Semiconductor*	76,481	1,572,449
Measurement Specialties*	11,749	584,865
MICROS Systems*	24,268	1,182,580
Newport*	19,825	290,436
ON Semiconductor*	45,144	371,987
Richardson Electronics	27,356	307,482
Seagate Technology	35,925	1,469,692
Spark Networks*	4,522	37,442
SPS Commerce*	7,221	465,971
TechTarget*	72,917	393,023
Ultra Clean Holdings*	275,851	1,911,647
Vishay Precision Group	15,320	248,490
Western Union	37,264	669,261

		17,070,251

MATERIALS — 19.4%
Agnico-Eagle Mines	59,361	1,686,446
Agrium	970	82,450
Alamos Gold	13,210	194,451
Albemarle	2,695	167,117
Allegheny Technologies	41,738	1,150,717
Ashland	8,320	722,509
AuRico Gold	60,377	279,545
Berry Plastics Group*	26,823	618,538

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

COMMON STOCK — continued

	Shares	Value

MATERIALS — continued
Celanese, Cl A	10,862	$522,028
Compass Minerals International	2,695	203,742
Constellium, Cl A*	96,361	1,754,734
Eastman Chemical	3,570	287,135
GSE Holding*	34,202	178,876
Huntsman	8,605	155,062
MAG Silver*	172,176	1,034,778
Material Sciences*	61,842	614,709
Materion	36,980	1,114,577
Methanex	22,443	1,073,449
Neenah Paper	35,617	1,409,365
Olin	13,960	340,624
Omnova Solutions*	105,921	853,723
Q2 Gold Resources* (B)	15,766	—
Reliance Steel & Aluminum	2,630	184,626
Schnitzer Steel Industries, Cl A	45,021	1,155,239
SEMAFO	90,511	157,489
Silgan Holdings	18,431	889,112
Silver Wheaton	14,404	330,860
Tahoe Resources*	36,941	559,287
Taminco*	20,374	464,527
Tronox, Cl A	85,487	1,855,923
Universal Stainless & Alloy*	4,860	125,388

		20,167,026

TELECOMMUNICATION SERVICES — 0.0%
Towerstream*	13,533	39,652

TOTAL COMMON STOCK (Cost $65,668,120)		97,399,260

REGISTERED INVESTMENT COMPANIES — 1.2%
CLOSED-END FUNDS — 1.2%

BlackRock Floating Rate Income Strategies Fund	15,370	238,850
Eaton Vance Senior Floating-Rate Trust	21,080	340,442
Nuveen Credit Strategies Income Fund	67,442	676,443

TOTAL REGISTERED INVESTMENT COMPANIES (Cost $1,154,059)		1,255,735

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

PREFERRED STOCK — 0.7%

	Shares/Face Amount	Value
ENERGY — 0.4%
Magnum Hunter Resources, 8.000%	8,991	$421,678

MATERIALS — 0.3%
Molycorp, 5.500%	12,661	321,969

TOTAL PREFERRED STOCK (Cost $766,761)		743,647

CONVERTIBLE BONDS — 0.2%
FINANCIALS — 0.1%
Wabash National
3.375%, 05/01/18	$50,000	62,250

MATERIALS — 0.1%
Lake Shore
6.250%, 09/30/17	136,350	83,966

TOTAL CONVERTIBLE BONDS (Cost $138,644)		146,216

SHORT-TERM INVESTMENT — 4.2%
Fidelity Institutional Money Market Funds — Money Market Portfolio, Cl I, 0.05% (C) (Cost $4,364,674)	4,364,674	4,364,674

TOTAL INVESTMENTS — 99.8% (Cost $72,092,258)		$103,909,532

Percentages are based on Net Assets of $104,125,435.

*	Non-income producing security.
(A)	Securities considered Master Limited Partnership. At July 31, 2013, these securities amounted to $2,804,720 or 2.7% of Net Assets.
(B)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of July 31, 2013, was $122,100 and represented 0.1% of net assets.
(C)	The rate shown is the 7-day effective yield as of July 31, 2013.

ADR — American Depositary Receipt

Cl — Class

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

The following is a summary of the inputs used as of July 31, 2013 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Common Stock	$97,277,160	$—	$122,100	$97,399,260
Registered Investment Companies	1,255,735	—	—	1,255,735
Preferred Stock	743,647	—	—	743,647
Convertible Bonds	—	146,216	—	146,216
Short-Term Investment	4,364,674	—	—	4,364,674

Total Investments in Securities	$103,641,216	$146,216	$122,100	$103,909,532

(1)	A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

During the year ended July 31, 2013, there were no transfers between Level 1 and Level 2 assets and liabilities. During the year ended July 31, 2013, there were no significant transfers between Level 2 and Level 3 assets and liabilities.

See Note 2 for further details of valuation leveling considerations.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $72,092,258)	$103,909,532
Foreign Currency (Cost $8)	8
Receivable for Investment Securities Sold	592,244
Receivable for Capital Shares Sold	189,969
Dividends and Interest Receivable	36,669
Reclaims Receivable	1,229
Prepaid Expenses	9,670

Total Assets	104,739,321

Liabilities:
Payable for Investment Securities Purchased	364,739
Payable for Capital Shares Redeemed	90,965
Payable due to Investment Adviser	53,051
Payable due to Distributor	20,824
Payable due to Administrator	14,566
Payable due to Trustees	6,352
Chief Compliance Officer Fees Payable	2,639
Other Accrued Expenses	60,750

Total Liabilities	613,886

Net Assets	$104,125,435

Net Assets Consist of:
Paid-in-Capital	$70,158,668
Distributions in Excess of Net Investment Income	(174,047)
Accumulated Net Realized Gain on Investments	2,323,529
Net Unrealized Appreciation on Investments	31,817,274
Net Unrealized Appreciation on Foreign Currency Transactions	11

Net Assets	$104,125,435

Net Asset Value, Offering Price Per Share — (unlimited authorization — no par value) Advisor Class Shares ($104,125,435 ÷ 7,233,551)	$14.39

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
FOR THE YEAR ENDED
JULY 31, 2013

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,733,878
Interest Income	318
Less: Foreign Taxes Withheld	(10,253)

Total Investment Income	1,723,943

Expenses
Investment Advisory Fees	952,339
Distribution Fees	250,615
Administration Fees	170,223
Trustees’ Fees	22,750
Chief Compliance Officer Fees	8,587
Transfer Agent Fees	124,520
Legal Fees	34,089
Registration Fees	28,380
Printing Fees	26,995
Audit Fees	22,020
Custodian Fees	4,715
Insurance and Other Expenses	13,936

Total Expenses	1,659,169
Less: Waiver of Investment Advisory Fees	(355,718)
Fees Paid Indirectly	(229)

Net Expenses	1,303,222

Net Investment Income	420,721

Net Realized Gain on:
Investments	5,382,304
Foreign Currency Transactions	190
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	18,774,996
Foreign Currency Transactions	11

Net Realized and Unrealized Gain on Investments	24,157,501

Net Increase in Net Assets Resulting from Operations	$24,578,222

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations:
Net Investment Income (Loss)	$420,721	$(209,381)
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	5,382,494	(2,845,878)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	18,775,007	(1,935,176)

Net Increase (Decrease) in Net Assets Resulting from Operations	24,578,222	(4,990,435)

Dividends and Distributions:
Net Investment Income	(300,347)	(316,461)
Net Realized Gain	—	(2,493,434)

Total Dividends and Distributions	(300,347)	(2,809,895)

Capital Share Transactions:
Issued	27,273,175	47,666,076
Reinvestment of Distributions	261,830	2,403,497
Redemption Fees	1,668	15,884
Redeemed	(42,860,425)	(53,536,106)

Net Decrease from Capital Share Transactions	(15,323,752)	(3,450,649)

Total Increase (Decrease) in Net Assets	8,954,123	(11,250,979)

Net Assets:
Beginning of Year	95,171,312	106,422,291

End of Year (including distributions in excess of net investment income of $(174,047) and $(349,318), respectively)	$104,125,435	$95,171,312

Share Transactions:
Issued	2,164,243	4,218,880
Reinvestment of Distributions	21,585	225,310
Redeemed	(3,349,761)	(4,615,324)

Net Decrease in Shares Outstanding from Share Transactions	(1,163,933)	(171,134)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year

	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Asset Value, Beginning of Year	$11.33	$12.42	$9.73	$7.94	$9.62

Income from Investment Operations:
Net Investment Income (Loss)(1)	0.05	(0.02)	0.02	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	3.05	(0.77)	2.72	1.78	(1.68)

Total from Investment Operations	3.10	(0.79)	2.74	1.80	(1.67)

Redemption fees	— ††	— ††	— ††	— ††	—

Dividends and Distributions from:
Net Investment Income	(0.04)	(0.03)	(0.05)	(0.01)	(0.01)
Net Realized Gain	—	(0.27)	—	—	—

Total Dividends and Distributions	(0.04)	(0.30)	(0.05)	(0.01)	(0.01)

Net Asset Value, End of Year	$14.39	$11.33	$12.42	$9.73	$7.94

Total Return†	27.39%	(6.20)%	28.13%	22.64%	(17.35)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$104,125	$95,171	$106,422	$54,482	$1,675
Ratio of Expenses to Average Net Assets (excluding waivers and reimbursements)	1.65%	1.71%	1.66%	2.48%	22.95%
Ratio of Expenses to Average Net Assets (including waivers and reimbursements)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%	(0.21)%	0.21%	0.23%	0.14%
Portfolio Turnover Rate	43%	66%	44%	36%	95%

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the year. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Amount represents less than $0.01.

(1)	Per share data calculated using average shares method.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 34 funds. The financial statements herein are those of the GRT Value Fund, a diversified fund (the “Fund”). The financial statements of the remaining funds within the Trust are presented separately. The investment objective of the Fund is capital appreciation. The Fund invests primarily in publicly traded equity securities of companies that are believed to be selling at a market price below their true value and offer the potential to increase in value. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2013, the total market value of securities in the Fund valued in accordance with Fair Value Procedures was $122,100 or 0.1% of net assets.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of investment classifications, reference the Schedule of Investments.

For the year ended July 31, 2013, there have been no significant changes to the Trust’s fair value methodology.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2013, the Fund did not have a tax liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2013, the Fund did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identifications. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, and includes the amortization of premiums and the accretion of discounts.

Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Any net realized capital gains are distributed to shareholders at least annually.

Redemption Fees — The Fund retains a redemption fee of 2% on redemption of capital shares held less than fourteen days. For the years ended July 31, 2013 and July 31, 2012, the Fund retained $1,668 and $15,884 in redemption fees, respectively.

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

4.	Administration, Distribution, Transfer Agent and Custodian Agreements:

The GRT Value Fund and the GRT Absolute Return Fund (the “Funds”) and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds at an annual rate of:

0.12% on the first $250 million of the Funds’ average daily net assets;

0.10% on the next $250 million of the Funds’ average daily net assets; and

0.08% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $190,000, which is allocated among the Funds based on relative net assets. There is also a minimum annual administration fee of $15,000 per additional class.

The Trust has adopted a distribution plan (the “Plan”) that allows the Trust to pay distribution and service fees for the sale and distribution of its shares and for services provided to shareholders. The Plan provides for payment of fees to the Distributor at an annual rate of 0.25% of the Fund’s average daily net assets.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2013, the Fund earned $229 of cash management credits. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GRT Capital Partners, L.L.C. (the “Adviser”), provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.95% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses (excluding interest, dividend expenses, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. The Adviser may discontinue the expense limitation

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and 1.30% to recapture all or a portion of its prior fee reductions or expense reimbursements made during the preceding three-year period. As of July 31, 2013, fees which were previously waived and reimbursed by the Adviser which may be subject possible future reimbursement to the Adviser were $268,722, expiring in 2014, $408,832, expiring in 2015 and $355,718 expiring in 2016. During the year ended July 31, 2013, there has been no recoupment of previously waived and reimbursed fees.

6.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments were $38,260,874 and $46,678,572, respectively, for the year ended July 31, 2013. There were no purchases or sales of long-term U.S. Government securities.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily attributable to investments in REITs, investment in Passive Foreign Investment Companies, investments in Master Limited partnerships and foreign currency transactions have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
$54,897	$(97,026)	$42,129

These reclassifications have no impact on net assets or net asset value per share.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

The tax character of dividends and distributions declared during the last two fiscal years was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$300,347	$—	$300,347
2012	316,245	2,493,650	2,809,895

As of July 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gain	$2,379,038
Late-Year Loss Deferral	(57,624)
Unrealized Appreciation/(Depreciation)	31,645,353

Total	$33,966,767

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2013 through July 31, 2013 and specified losses realized on investment transactions from November 1, 2012 through July 31, 2013, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2013 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$72,264,190	$33,326,960	$(1,681,618)	$31,645,342

8.	Other:

At July 31, 2013, 50% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss is remote.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

9.	Line of Credit:

The Fund has entered into an agreement which enables it to participate in a line of credit with the Custodian. The Fund participates in a $6 million uncommitted, senior secured line of credit, which has an expiration date of January 31, 2014. The proceeds from the borrowings shall be used to provide temporary liquidity to the Fund as necessary in order to meet redemption needs. Interest is charged to the Fund based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. During the year ended July 31, 2013, the Fund did not use its line of credit.

10.	New Accounting Pronouncement:

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services — Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

11.	Subsequent Events:

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II

and Shareholders of the GRT Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of GRT Value Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GRT Value Fund at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 30, 2013

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THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Opportunity Fund, L.P. and SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-GRT-4GRT. The following chart lists Trustees and Officers as of July 31, 2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005-January 2007).
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3](continued)
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS
MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

Other Directorships Held by Board Member/Trustee[4]

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998-2006). Director, The FBR Rushmore Funds (2002-2005). Trustee, Diversified Investors Portfolios (2006-2008).
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEl Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP— Adviser Managed Trust and New Covenant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst — Equity Team, SEI Investments, from March 2000 to February 2003.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
TIMOTHY D. BARTO 45 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney — SEI Investments.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

Other Directorships Held by Trustee

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund’s costs in two ways.

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/13	Ending Account Value 07/31/13	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,103.50	1.30%	$6.78
Hypothetical 5% Return	$1,000.00	$1,018.35	1.30%	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 181/365 (to reflect the one-half year period).

THE ADVISORS’ INNER CIRCLE FUND II	GRT VALUE FUND
JULY 31, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2013 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2013 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2013, the Fund is designating the following items with regard to distributions paid during the period.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Interest Related Dividend(3)	Short Term Capital Gain Dividends(4)
0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

GRT Value Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

GRT Capital Partners, L.L.C.

One Liberty Square

Floor 11

Boston, MA 02109

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

Independent Registered Public Accounting Firm:

Ernst & Young, LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund.

GRT-AR-001-0600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2013			2012
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$458,000	N/A	N/A	$444,500	N/A	N/A
(b) Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$2,740	N/A	N/A	$3,062	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e) (1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e) (2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $13,240 and $12,962 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a) (1) Code of Ethics attached hereto.

(a) (2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 9 , 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer
Date: October 9 , 2013